UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 January 29, 2010 (January 26, 2010)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Explanatory Note

Norfolk Southern Corporation is filing this Amendment to its Current Report on Form 8‑K, filed with the Securities and Exchange Commission on November 25, 2009 (the "Original Form 8-K"), to amend and supplement the disclosures provided in Items 1.01 and 9.01(d) of the Original Form 8-K. Except as otherwise provided herein, the disclosures made in the Original Form 8-K remain unchanged.

On November 24, 2009, the Compensation Committee of the Norfolk Southern Corporation Board of Directors approved Forms of 2010 Awards under the Norfolk Southern Corporation Long-Term Incentive Plan, which were filed on Form 8-K on November 25, 2009.  Norfolk Southern Corporation is filing this Form 8-K/A to make certain corrections to the award grant and expiration dates listed in those Exhibits.  Under a long-standing practice, the Committee sets the award date on the first day of the window period during which executives are permitted to trade in Norfolk Southern's securities following Norfolk Southern's Board of Directors' January meeting and the subsequent release of Norfolk Southern's financial results, and the awards are priced on that date.  Because Norfolk Southern released its financial results after markets closed on January 27, 2010, the Committee amended the award date for the Forms of 2010 Awards to be the first day of the window period, January 29, 2010, which is after a full trading day has elapsed following the earnings release.

Item 1.01.    Entry into a Material Definitive Agreement

               The revised Forms of 2010 Award Agreements, as amended by the Committee on January 26, 2010, to correct the relevant dates, are attached hereto as exhibits.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

               The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Form of Norfolk Southern Corporation Long-Term Incentive Plan, 2010 Award Agreement for Outside Directors
10.2	Form of Norfolk Southern Corporation Long-Term Incentive Plan, 2010 Award Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            ____/s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date: January 29, 2010

                                                                 EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Norfolk Southern Corporation Long-Term Incentive Plan, 2010 Award Agreement for Outside Directors
10.2	Form of Norfolk Southern Corporation Long-Term Incentive Plan, 2010 Award Agreement